UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Filing (Date of Report and Earliest Event Reported): August 24, 2005 (July 26, 2005)
CTS CORPORATION RETIREMENT SAVINGS PLAN
(Exact Name of Registrant as Specified in Its Charter)

Indiana	1-4639	35-0225010
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

905 West Boulevard North
Elkhart, Indiana	46514
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (574) 293-7511

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01      Changes in Registrant’s Certifying Accountant.
(a) Previous Independent Registered Public Accounting Firm
(i) On July 26, 2005, the CTS Corporation Retirement Savings Plan (the “Plan”) dismissed PricewaterhouseCoopers LLP as the Plan’s independent registered public accounting firm. The decision was recommended and approved by the CTS Corporation Benefit Plan Administration Committee (the “Committee”).
(ii) The reports of PricewaterhouseCoopers LLP on the Plan’s financial statements for the years ended December 31, 2004 and 2003 contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
(iii) During the years ended December 31, 2004 and 2003 and through July 26, 2005, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused PricewaterhouseCoopers LLP to make reference thereto in its reports on the Plan’s financial statements for such years.
(iv) During the years ended December 31, 2004 and 2003 and through July 26, 2005, there have been no reportable events (as defined in Item 304 (a) (1) (v) of Regulation S-K).
(v) The Plan requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter, which was received by the Plan on August 23, 2005, is filed as Exhibit 16.1 to this Form 8-K/A.
(b) New Independent Registered Public Accounting Firm
The Committee appointed McGladrey & Pullen LLP as its new independent registered public accounting firm as of August 9, 2005. During the two most recent fiscal years and through August 9, 2005 the Plan has not consulted with McGladrey & Pullen LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan’s financial statements, and McGladrey & Pullen LLP did not provide a written report or oral advice to the Plan which McGladrey & Pullen LLP concluded was an important factor considered by the Plan in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation
S-K.

Item 9.01      Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired. Not Applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated August 11, 2005 and received by the Plan on August 23, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Plan has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTS CORPORATION RETIREMENT SAVINGS PLAN
/s/ James L. Cummins
By: James L. Cummins
CTS Corporation Benefit Plan Administration Committee Chairman

Date: August 24, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated August 11, 2005 and received by the Plan on August 23, 2005